                                                                     Exhibit 4.6


                                SUPPLEMENT NO. 3
                           MODIFICATION AND AMENDMENT




                           DATED AS OF MARCH 14, 1997




                                    AMENDING
                                 TRUST INDENTURE

        DATED AS OF DECEMBER 17, 1993 AND SUPPLEMENTED SEPTEMBER 12, 1996


                                  BY AND AMONG


                                  SIMULA, INC.
                                   AS ISSUER,

                            THE SUBSIDIARY GUARANTORS
                                  AS GUARANTORS

                                       AND

                           BANK ONE TRUST COMPANY, NA
                                   AS TRUSTEE





                     12% SENIOR SUBORDINATED NOTES DUE 1998

                     SERIES C 10% SENIOR SUBORDINATED NOTES

                                NOTE MODIFICATION
                                   SUPPLEMENT


                              DATED MARCH 14, 1997

       This Indenture Note Modification and Amendment ("Supplement") is dated as of March 14, 1997, among Simula, Inc., an Arizona corporation (hereinafter the "Company"), having its principal office at 2700 North Central Avenue, Suite 1000, Phoenix, Arizona 85004, and each of its subsidiaries appearing hereafter (hereinafter the "Subsidiary Guarantors"), having the same principal office as the Company, and Bank One Trust Company NA, having its principal office at 100 East Broad Street, Columbus, Ohio 43271.

                                    RECITALS

       The Company has duly authorized the creation of an issue of one or more series of its Notes of the tenor and amount set forth in its indenture dated December 17, 1993, (the "Indenture"). The capitalized terms herein have the same meaning as provided in the Indenture.

       Pursuant to the Indenture, the Company authorized and issued its 12% Senior Subordinated Notes and Series C 10% Senior Subordinated Notes (collectively the "Notes").

       This Supplement sets forth a modification to the covenants of the Company respecting incurrence of additional Indebtedness and the making of Restricted Payments. The Indenture, pursuant to Article 9 thereof, provides for the execution and delivery, upon the consent of holders of not less than a majority in principal amount of Notes, of one or more supplemental indentures in connection with adding, changing or modifying the provisions of the Indenture. In accordance therewith, the Company, Subsidiary Guarantors and Trustee hereby enter into this Supplement No. 3 dated March 14, 1997.

       NOW THEREFORE, for and in consideration of the foregoing, it is mutually covenanted and agreed, for the benefit of the holders of the Notes, as follows:

                                   ARTICLE 10

                                    COVENANTS

       SECTION 10.9 The covenant regarding Incurrence of Additional Indebtedness in Section 10.9 is amended to read as follows:

       SECTION 10.9 Limitation on Incurrence of Additional Indebtedness. - Entire Section Deleted.

       SECTION 10.10 The covenant regarding limitation of Restricted Payments in section 10.10 is amended to read as follows:

       SECTION 10.10 Limitation on Restricted Payments. - Entire Section
Deleted.


                                  MISCELLANEOUS


       No Other Changes. No other changes to the Indenture are hereby made.

       Governing Law. This Supplement No. 3 shall be deemed to be a contract made under the internal laws of the State of Arizona and for all purposes shall be construed in accordance with the internal laws of said State.

       Counterparts. This Supplement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, Simula, Inc. and each of its Subsidiaries have caused this Supplement to be signed in their respective corporate names by their respective authorized officers and Bank One Trust Company, NA, Trustee, has caused this Supplemental Indenture to be executed in its corporate name by one of its authorized officers, all as of the date and year first above written.


                                       SIMULA, INC., an Arizona corporation



                                  By____________________________________________
                                    Sean K. Nolen
                                    Vice President and Chief Financial Officer



                                  BANK ONE TRUST COMPANY, NA,
                                  as Trustee


                                  By____________________________________________
                                    Trust Officer

SUBSIDIARY GUARANTORS:


                                    SIMULA GOVERNMENT PRODUCTS, INC.,
                                    an Arizona corporation


                                    By__________________________________________
                                         Sean K. Nolen, Assistant Treasurer




                                    INTAERO, INC., an Arizona corporation


                                    By__________________________________________
                                         Sean K. Nolen, Assistant Treasurer




                                    AIRLINE INTERIORS, INC., an Arizona
                                    corporation


                                    By__________________________________________
                                         Sean K. Nolen, Assistant Treasurer




                                    COACH AND CAR EQUIPMENT CORPORATION,
                                    an Arizona corporation


                                    By__________________________________________
                                         Sean K. Nolen, Assistant Treasurer




                                    ARTCRAFT INDUSTRIES CORP.,
                                    an Arizona corporation


                                    By__________________________________________
                                         Sean K. Nolen, Assistant Treasurer

                                 SIMULA AUTOMOTIVE SAFETY DEVICES, INC.
                                 an Arizona corporation


                                 By_____________________________________________
                                       Sean K. Nolen, Assistant Treasurer




                                 SAFETY EQUIPMENT, INC., an Arizona corporation


                                 By_____________________________________________
                                       Sean K. Nolen, Assistant Treasurer




                                 SEDONA SCIENTIFIC, INC., an Arizona corporation


                                 By_____________________________________________
                                       Sean K. Nolen, Assistant Treasurer




                                 INTERNATIONAL CENTER FOR SAFETY
                                 EDUCATION, INC., an Arizona corporation


                                 By_____________________________________________
                                       Sean K. Nolen, Assistant Treasurer




                                 VIATECH, INC., a Delaware corporation


                                 By_____________________________________________
                                       Sean K. Nolen, Assistant Treasurer

STATE OF           )
                   ) ss.
County of          )

       On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen, to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Vice President and Chief Financial Officer of SIMULA, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____________ day of _______________________________, 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)





STATE OF           )
                   ) ss.
County of          )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared ___________________________ to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he/she is a Trust Officer of BANK ONE TRUST COMPANY, NA, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he/she acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____________ day of _______________________________, 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)

STATE OF           )
                   ) ss.
County of          )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA GOVERNMENT PRODUCTS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)






STATE OF           )
                   ) ss.
County of          )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of INTAERO, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)

STATE OF           )
                   ) ss.
County of          )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of AIRLINE INTERIORS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)



STATE OF           )
                   ) ss.
County of          )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of COACH AND CAR EQUIPMENT CORPORATION, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)

STATE OF           )
                   ) ss.
County of          )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of ARTCRAFT INDUSTRIES CORP., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)




STATE OF           )
                   ) ss.
County of          )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA AUTOMOTIVE SAFETY DEVICES, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)

STATE OF             )
                     ) ss.
County of            )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SAFETY EQUIPMENT, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)






STATE OF             )
                     ) ss.
County of            )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SEDONA SCIENTIFIC, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)

STATE OF             )
                     ) ss.
County of            )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)





STATE OF             )
                     ) ss.
County of            )

       On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of VIATECH, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1996.


                                    ____________________________________________
                                    Notary Public
(Seal)